SECURITIES PURCHASE AGREEMENT

This Securities Purchase Agreement (this “Agreement”) is dated as of May 8, 2018, between IntelGenx Technologies Corp., a Delaware corporation (the “Company”), and each purchaser identified on the signature pages hereto (each, including its successors and assigns, a “Purchaser” and collectively, the “Purchasers”).

WHEREAS, subject to the terms and conditions set forth in this Agreement and pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended (the “Securities Act”), and Rule 506(b) promulgated thereunder and in accordance with Canadian Securities Laws, the Company desires to issue and sell to each Purchaser, and each Purchaser, severally and not jointly, desires to purchase from the Company, securities of the Company as more fully described in this Agreement.

NOW, THEREFORE, IN CONSIDERATION of the mutual covenants contained in this Agreement, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, the Company and each Purchaser agree as follows:

ARTICLE I.
DEFINITIONS

1.1      Definitions. In addition to the terms defined elsewhere in this Agreement, for all purposes of this Agreement, the following terms have the meanings set forth in this Section

 “Affiliate” means any Person that, directly or indirectly through one or more intermediaries, controls or is controlled by or is under common control with a Person, as such terms are used in and construed under Rule 405 under the Securities Act.

“Business Day” means any day except any Saturday, any Sunday, any day which is a federal legal holiday in the United States or any day on which banking institutions in the State of New York, Canada or Quebec are authorized or required by law or other governmental action to close.

“Canadian Securities Administrators” means the securities commissions in Canada with primary responsibility for the administration of Canadian Securities Laws in their respective provinces or territories.

“Canadian Securities Laws” means, collectively, all applicable securities legislation of each of the provinces and territories of Canada and the respective rules and regulations under such laws together with applicable published instruments, policies, notices and orders of the Canadian Securities Administrators.

“Closing” means, means the closing of the purchase and sale of the Securities pursuant to Section 2.1.

“Closing Date” means the Trading Day on which all of the Transaction Documents have been executed and delivered by the applicable parties thereto, and all conditions precedent to (i) the Purchasers’ obligations to pay the Subscription Amount and (ii) the Company’s obligations to deliver the Securities, in each case, have been satisfied or waived, but in no event later than the second Trading Day following the date hereof.

“Code” means the United States Internal Revenue Code of 1986, as amended.

“Commission” means the United States Securities and Exchange Commission.

“Common Stock” means the common stock of the Company, par value $0.00001 per share, and any other class of securities into which such securities may hereafter be reclassified or changed.

“Company Counsel” means Dorsey & Whitney LLP, with offices located at TD Canada Trust Tower, Brookfield Place, 161 Bay Street, Suite 4310, Toronto, ON M5J 2S1.

“Conversion Shares” means Common Stock isusable upon conversion of the Notes.

“Disclosure Schedules” means the disclosure schedules delivered by the Company to the Purchasers concurrently with the execution of this Agreement.

“Exchange Act” means the Securities Exchange Act of 1934, as amended, and the rules and regulations promulgated thereunder.

“FATCA” means Sections 1471 through 1474 of the Code and any current or future regulations promulgated thereunder or official interpretations thereof, and including any agreements entered into pursuant to Section 1471(b) of the Code or applicable intergovernmental agreements.

“FATCA Withholding Tax” means any withholding taxes imposed on or in respect of any Note pursuant to FATCA.

“Liens” means a lien, charge, pledge, security interest, encumbrance, right of first refusal, preemptive right or other restriction.

“Material Adverse Effect” shall have the meaning assigned to such term in Section 3.1(b) .

“Notes” means 6% subordinated convertible unsecured promissory note due June 1, 2021, issued by the Company.

“Noteholder FATCA Information” means information sufficient to eliminate the imposition of, or determine the amount of, U.S. withholding tax under FATCA.

“Noteholder Tax Identification Information” means properly completed and signed tax certifications (generally, in the case of U.S. Federal Income Tax, IRS Form W-9 (or applicable successor form) in the case of a person that is a “United States Person” within the meaning of Section 7701(a)(30) of the Code or the appropriate IRS Form W-8 (or applicable successor form) in the case of a person that is not a “United States Person” within the meaning of Section 7701(a)(30) of the Code).

“Person” means an individual or corporation, partnership, trust, incorporated or unincorporated association, joint venture, limited liability company, joint stock company, government (or an agency or subdivision thereof) or other entity of any kind.

“Placement Agent” means Cantone Securities Inc.

“Proceeding” means an action, claim, suit, investigation or proceeding (including, without limitation, an informal investigation or partial proceeding, such as a deposition), whether commenced or threatened.

“Registration Rights Agreement” means the Registration Rights Agreement, dated on or about the date hereof, among the Company and the Purchasers, in the form of Exhibit B attached hereto.

“Registration Statement” means a registration statement meeting the requirements set forth in the Registration Rights Agreement and covering the resale by the Purchasers of the Shares and the Warrant Shares.

“Required Approvals” means any consent, waiver, authorization or order of, give any notice to, or make any filing or registration with, any court or other federal, state, local, provincial or other governmental authority or other Person in connection with the execution, delivery and performance by the Company of the Transaction Documents.

“Rule 144” means Rule 144 promulgated by the Commission pursuant to the Securities Act, as such Rule may be amended or interpreted from time to time, or any similar rule or regulation hereafter adopted by the Commission having substantially the same purpose and effect as such Rule.

“Securities” means the Shares, the Warrants, the Warrant Shares, the Notes and the Conversion Shares.

“Securities Act” means the Securities Act of 1933, as amended, and the rules and regulations promulgated thereunder.

“Shares” means the shares of Common Stock issued or issuable to each Purchaser pursuant to this Agreement.

“Short Sales” means all “short sales” as defined in Rule 200 of Regulation SHO under the Exchange Act (but shall not be deemed to include the location and/or reservation of borrowable shares of Common Stock).

“Subscription Amount” means, as to each Purchaser, the aggregate amount to be paid for the Notes, Shares and Warrants purchased hereunder as specified below such Purchaser’s name on the signature page of this Agreement and next to the heading “Subscription Amount,” in immediately available funds. All dollar amounts in this Agreement are in United States dollars.

“Subsidiary” means any material subsidiary of the Company as set forth on Schedule 3.1(a) and shall, where applicable, also include any direct or indirect subsidiary of the Company formed or acquired after the date hereof.

“Trading Day” means a day on which the Company’s principal US Trading Market is open for trading.

“Trading Market” means any of the following markets or exchanges on which the Common Stock is listed or quoted for trading on the date in question: the NYSE American, the Nasdaq Capital Market, the Nasdaq Global Market, the Nasdaq Global Select Market, the New York Stock Exchange, the TSX Venture Exchange, OTCQB or OTCQX (or any successors to any of the foregoing).

“Transaction Documents” means this Agreement, the Warrants, the Notes, the Registration Rights Agreement, all exhibits and schedules thereto and any other documents or agreements executed in connection with the transactions contemplated hereunder.

 “Transfer Agent” means StockTrans, the current transfer agent of the Company, with a mailing address of 44 W. Lancastor Avenue, Ardmore, Pennsylvania 19003 and a facsimile number of (610) 649-7302, and any successor transfer agent of the Company.

 “Unit” means a unit which consists of (i) $5,000 principal amount of Notes (ii) 7940 Shares, and (iii) 7690 Warrants.

“Warrant Shares” means the shares of Common Stock issuable upon exercise of the Warrants.

“Warrants” means the Common Stock purchase warrants delivered to the Purchaser at each Closing in accordance with Section 2.2(a), which Warrants shall be exercisable immediately and expire on June 1, 2021, in the form of Exhibit A attached hereto.

ARTICLE II.
PURCHASE AND SALE

2.1      Closing. On the Closing Date, upon the terms and subject to the conditions set forth herein, substantially concurrent with the execution and delivery of this Agreement by the parties hereto, the Company agrees to sell, and the Purchasers, severally and not jointly, agree to purchase, up to an aggregate of $4,000,000 of Units. Each Purchaser shall deliver to the Placement Agent, via wire transfer or a certified check, immediately available funds equal to such Purchaser’s Subscription Amount as set forth on the signature page hereto executed by such Purchaser, and the Company shall deliver to each Purchaser its respective Securities, as determined pursuant to Section 2.2(a), and the Company and each Purchaser shall deliver the other items set forth in Section 2.2 deliverable at the Closing. Upon satisfaction of the covenants and conditions set forth in Section 2.3, the Closing shall occur at the offices of Dorsey & Whitney LLP, Toronto, Ontario or such other location as the parties shall mutually agree or pursuant to an electronic closing.

2.2      Deliveries.

(a)     On or prior to the Closing Date (except as noted), the Company shall deliver or cause to be delivered to each Purchaser the following:

 (i)     as to the Closing, this Agreement duly executed by the Company;

 (ii)     as to the Closing, a copy of the irrevocable instructions to the Transfer Agent instructing the Transfer Agent to deliver, on an expedited basis, a certificate evidencing a number of Shares equal to such Purchaser’s Subscription Amount divided by the per Unit purchase price multiplied by, registered in the name of such Purchaser;

(iii)     as to the Closing, for each Unit acquired, a Warrant expiring June 1, 2021, registered in the name of such Purchaser to purchase up to 7690 shares of Common Stock, with an exercise price equal to $0.80, subject to adjustment therein;

(iv)     as to the Closing, a Note registered in the name of such Purchaser; and

(v)     as to the Closing, the Registration Rights Agreement duly executed by the Company.

(b)     On or prior to the Closing Date (except as noted), each Purchaser shall deliver or cause to be delivered to the Company or the Placement Agent, as applicable, the following:

 (i)     as to the Closing, this Agreement duly executed by such Purchaser;

 (ii)     as to the Closing, to the Placement Agent, such Purchaser’s Subscription Amount by wire transfer to the account specified in Appendix A; and

 (iii)     as to the Closing, the Registration Rights Agreement duly executed by such Purchaser.

2.3      Closing Conditions.

 (a)     The obligations of the Company hereunder in connection with the Closing are subject to the following conditions being met:

 (i)     the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) on the Closing Date of the representations and warranties of the Purchasers contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

 (ii)     all obligations, covenants and agreements of each Purchaser required to be performed at or prior to the Closing Date shall have been performed;

 (iii)     the Company having obtained conditional acceptance of the issuance and listing of the Shares, Warrant Shares and Conversion Shares on the TSX Venture Exchange, subject to only customary post-closing requirements; and

 (iv)     the delivery by each Purchaser of the items set forth in Section 2.2(b) of this Agreement.

 (b)     The respective obligations of the Purchasers hereunder in connection with the Closing are subject to the following conditions being met:

 (i)     the accuracy in all material respects (or, to the extent representations or warranties are qualified by materiality or Material Adverse Effect, in all respects) when made and on the Closing Date of the representations and warranties of the Company contained herein (unless as of a specific date therein in which case they shall be accurate as of such date);

 (ii)     all obligations, covenants and agreements of the Company required to be performed at or prior to the Closing Date shall have been performed;

 (iii)     the delivery by the Company of the items set forth in Section 2.2(a) of this Agreement;

 (iv)     the Company having obtained conditional acceptance of the issuance and listing of the Shares, Warrant Shares and Conversion Shares on the TSX Venture Exchange, subject to only customary post-closing requirements; and

ARTICLE III.
REPRESENTATIONS AND WARRANTIES

3.1      Representations and Warranties of the Company. Except as set forth herein or in the Disclosure Schedules, which Disclosure Schedules shall be deemed a part hereof and shall qualify any representation or otherwise made herein to the extent of the disclosure contained in the corresponding section of the Disclosure Schedules, the Company hereby makes the following representations and warranties to each Purchaser as of the date hereof and as of the Closing Date (unless as of a specific date therein):

 (a)     Subsidiaries. The Company owns, directly or indirectly, all of the capital stock or other equity interests of each Subsidiary free and clear of any Liens, and all of the issued and outstanding shares of capital stock of each Subsidiary are validly issued and are fully paid, non-assessable and free of preemptive and similar rights to subscribe for or purchase securities.

 (b)     Organization and Qualification. The Company and each of the Subsidiaries is an entity duly incorporated or otherwise organized, validly existing and in good standing under the laws of the jurisdiction of its incorporation or organization, with the requisite power and authority to own and use its properties and assets and to carry on its business as currently conducted. Neither the Company nor any Subsidiary is in material violation nor default of any of the provisions of its respective certificate or articles of incorporation, bylaws or other organizational or charter documents. Each of the Company and the Subsidiaries is duly qualified to conduct business and is in good standing as a foreign corporation or other entity in each jurisdiction in which the nature of the business conducted or property owned by it makes such qualification necessary, except where the failure to be so qualified or in good standing, as the case may be, could not have or reasonably be expected to result in: (i) a material adverse effect on the legality, validity or enforceability of any Transaction Document, (ii) a material adverse effect on the results of operations, assets, business, prospects or condition (financial or otherwise) of the Company and the Subsidiaries, taken as a whole, or (iii) a material adverse effect on the Company’s ability to perform in any material respect on a timely basis its obligations under any Transaction Document (any of (i), (ii) or (iii), a “Material Adverse Effect”) and no Proceeding has been instituted in any such jurisdiction revoking, limiting or curtailing or seeking to revoke, limit or curtail such power and authority or qualification.

 (c)     Authorization; Enforcement. The Company has the requisite corporate power and authority to enter into and to consummate the transactions contemplated by this Agreement and each of the other Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of this Agreement and each of the other Transaction Documents by the Company and the consummation by it of the transactions contemplated hereby and thereby have been duly authorized by all necessary action on the part of the Company and no further action is required by the Company, the Company’s board of directors or the Company’s stockholders in connection herewith or therewith other than in connection with the Required Approvals. This Agreement and each other Transaction Document to which it is a party has been (or upon delivery will have been) duly executed by the Company and, when delivered in accordance with the terms hereof and thereof, will constitute the valid and binding obligation of the Company enforceable against the Company in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

 (d)     No Conflicts. The execution, delivery and performance by the Company of this Agreement and the other Transaction Documents to which it is a party, the issuance and sale of the Securities and the consummation by it of the transactions contemplated hereby and thereby do not and will not: (i) conflict with or violate any provision of the Company’s or any Subsidiary’s certificate or articles of incorporation, bylaws or other organizational or charter documents, or (ii) conflict with, or constitute a default (or an event that with notice or lapse of time or both would become a default) under, result in the creation of any Lien upon any of the properties or assets of the Company or any Subsidiary, or give to others any rights of termination, amendment, acceleration or cancellation (with or without notice, lapse of time or both) of, any agreement, credit facility, debt or other instrument (evidencing a Company or Subsidiary debt or otherwise) or other understanding to which the Company or any Subsidiary is a party or by which any property or asset of the Company or any Subsidiary is bound or affected, or (iii) subject to the Required Approvals, conflict with or result in a violation of any law, rule, regulation, order, judgment, injunction, decree or other restriction of any court or governmental authority to which the Company or a Subsidiary is subject (including federal and state securities laws and regulations), or by which any property or asset of the Company or a Subsidiary is bound or affected; except in the case of each of clauses (ii) and (iii), such as could not have or reasonably be expected to result in a Material Adverse Effect.

 (e)     Issuance of the Securities. The Securities are duly authorized and, when issued and paid for in accordance with the applicable Transaction Documents, will be duly and validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, other than restrictions on transfer provided for in the Transaction Documents. The Warrant Shares, when issued in accordance with the terms of the Warrants, will be validly issued, fully paid and nonassessable, free and clear of all Liens imposed by the Company, other than restrictions on transfer provided for in the Transaction Documents. The Company has reserved from its duly authorized capital stock the maximum number of shares of Common Stock issuable pursuant to this Agreement, the Warrants and the Notes.

3.2      Representations and Warranties of the Purchasers. Each Purchaser, for itself and for no other Purchaser, hereby represents and warrants as of the date hereof and as of the Closing Date to the Company as follows (unless as of a specific date therein, in which case they shall be accurate as of such date):

 (a)     Organization; Authority. If such Purchaser is not an individual it is an entity duly incorporated or formed, validly existing and in good standing under the laws of the jurisdiction of its incorporation or formation with full right, corporate, partnership, limited liability company or similar power and authority to enter into and to consummate the transactions contemplated by the Transaction Documents and otherwise to carry out its obligations hereunder and thereunder. The execution and delivery of the Transaction Documents and performance by such Purchaser of the transactions contemplated by the Transaction Documents have been duly authorized by all necessary corporate, partnership, limited liability company or similar action, as applicable, on the part of such Purchaser. Each Transaction Document to which it is a party has been duly executed by such Purchaser, and when delivered by such Purchaser in accordance with the terms hereof, will constitute the valid and legally binding obligation of such Purchaser, enforceable against it in accordance with its terms, except: (i) as limited by general equitable principles and applicable bankruptcy, insolvency, reorganization, moratorium and other laws of general application affecting enforcement of creditors’ rights generally, (ii) as limited by laws relating to the availability of specific performance, injunctive relief or other equitable remedies and (iii) insofar as indemnification and contribution provisions may be limited by applicable law.

 (b)     Own Account. Such Purchaser understands that the Securities are “restricted securities” and have not been registered under the Securities Act or any applicable state securities law or Canadian Securities Laws and is acquiring the Securities as principal for its own account and not with a view to or for distributing or reselling such Securities or any part thereof in violation of the Securities Act, any applicable state securities law, has no present intention of distributing any of such Securities in violation of the Securities Act, any applicable state securities law and has no direct or indirect arrangement or understandings with any other persons to distribute or regarding the distribution of such Securities in violation of the Securities Act, any applicable state securities law or applicable Canadian Securities Laws (this representation and warranty not limiting such Purchaser’s right to sell the Securities pursuant to the Registration Statement or otherwise in compliance with applicable federal and state securities laws). Such Purchaser is acquiring the Securities hereunder in the ordinary course of its business.

 (c)     Purchaser Status. At the time such Purchaser was offered the Securities, it was, and as of the date hereof it is, and on each date on which it exercises any Warrants, it will be an “accredited investor” as defined in Rule 501(a)(1) under the Securities Act and it has completed the questionnaire attached hereto as Appendix B.

 (d)     Experience of Such Purchaser. Such Purchaser, either alone or together with its representatives, has such knowledge, sophistication and experience in business and financial matters so as to be capable of evaluating the merits and risks of the prospective investment in the Securities, and has so evaluated the merits and risks of such investment. Such Purchaser is able to bear the economic risk of an investment in the Securities and, at the present time, is able to afford a complete loss of such investment.

 (e)     Resale Restrictions. The Purchaser acknowledges that it has been urged to consult his, her or its own advisers, including financial and legal advisers, regarding the merits and the risks of an investment in the Securities and regarding the resale restrictions applicable to the Securities purchased for hereunder, and only the Purchaser will be responsible for observance of the applicable resale restrictions (neither the Company nor its legal advisers being liable in any way in this regard).

 (f)     General Solicitation. Such Purchaser is not, to such Purchaser’s knowledge, purchasing the Securities as a result of any advertisement, article, notice or other communication regarding the Securities published in any newspaper, magazine or similar media or broadcast over television or radio or presented at any seminar or, to the knowledge of such Purchaser, any other general solicitation or general advertisement.

 (g)     Access to Information. Such Purchaser acknowledges that it has had the opportunity to review the Transaction Documents (including all exhibits and schedules thereto), the Confidential Private Placement Memorandum for the Securities, and the reports filed by the Company on Form 10-K, Form 10-Q and Form 8-K found on the Commission’s EDGAR system at www.sec.gov, and has been afforded (i) the opportunity to ask such questions as it has deemed necessary of, and to receive answers from, representatives of the Company concerning the terms and conditions of the offering of the Securities and the merits and risks of investing in the Securities; (ii) access to information about the Company and its financial condition, results of operations, business, properties, management and prospects sufficient to enable it to evaluate its investment; and (iii) the opportunity to obtain such additional information that the Company possesses or can acquire without unreasonable effort or expense that is necessary to make an informed investment decision with respect to the investment. Such Purchaser acknowledges and agrees that neither the Placement Agent nor any Affiliate of the Placement Agent has provided such Purchaser with any information or advice with respect to the Securities nor is such information or advice necessary or desired. Neither the Placement Agent nor any Affiliate has made or makes any representation as to the Company or the quality of the Securities. In connection with the issuance of the Securities to such Purchaser, neither the Placement Agent nor any of its Affiliates has acted as a financial advisor or fiduciary to such Purchaser.

 (h)     Certain Transactions and Confidentiality. Other than consummating the transactions contemplated hereunder, such Purchaser has not, nor has any Person acting on behalf of or pursuant to any understanding with such Purchaser, directly or indirectly executed any purchases or sales, including Short Sales, of the securities of the Company during the period commencing as of the time that such Purchaser first received a term sheet (written or oral) from the Company or any other Person representing the Company setting forth the material terms of the transactions contemplated hereunder and ending immediately prior to the execution hereof. Other than to other Persons party to this Agreement or to such Purchaser’s representatives, including, without limitation, its officers, directors, partners, legal and other advisors, employees, agents and Affiliates, such Purchaser has maintained the confidentiality of all disclosures made to it in connection with this transaction (including the existence and terms of this transaction). Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to the identification of the availability of, or securing of, available shares to borrow in order to effect Short Sales or similar transactions in the future.

 (i)     Canadian Representations.The Purchaser (i) is not resident or domiciled in any province or territory of Canada and (ii) is not purchasing the Securities with a view to their resale in Canada.

 (j) No Canadian Prospectus.The Purchaser acknowledges that no prospectus has been filed with any Canadian Securities Administrator in connection with the offering of the Securities and no Canadian Securities Administrator has reviewed or passed on the merits of the Securities. The Company has advised the Purchaser that the Company is relying on an exemption from the requirement to provide the Purchaser with a prospectus under the applicable Canadian Securities Laws and, as a consequence of acquiring securities pursuant to such an exemption: (i) certain protections, rights and remedies provided by applicable Canadian Securities Laws, including statutory rights of rescission or damages, will not be available to the Purchaser; (ii) the Purchaser may not receive information that would otherwise be required to be given under applicable Canadian Securities Laws; and (iii) the Company is relieved from certain obligations that would otherwise apply under applicable Canadian Securities Laws.

 (k)     No Market for Notes or Warrants. The Purchaser acknowledges that there is no market through which the Notes or the Warrants may be sold and the Purchaser may not be able to resell the Notes or Warrants purchased hereunder.

 (l)     No proceeds from Crime. The Purchaser confirms that the funds which will be transferred by it to the Company hereunder will not represent proceeds of crime for the purposes of the Proceeds of Crime (Money Laundering) and Terrorist Financing Act (the “PCMLA”) and the Purchaser acknowledges that the Company may in the future be required by law to disclose the Purchaser’s name and other information relating to this Agreement and the Purchaser’s purchase hereunder, on a confidential basis, pursuant to the PCMLA. To the best of the knowledge of the Purchaser, none of the subscription funds to be provided by the Purchaser: (i) have been or will be derived from or related to any activity that is deemed criminal under the laws of Canada, the United States, or any other jurisdiction; or (ii) are being tendered on behalf of a person or entity who has not been identified to the Purchaser. The Purchaser shall promptly notify the Company if the Purchaser discovers that any of such representations ceases to be true, and will provide the Company with appropriate information in connection therewith.

 (m)     Privacy Legislation. The Purchaser acknowledges and consents to the fact that the Company is collecting the Purchaser’s (and any beneficial purchaser for which the Purchaser is contracting hereunder) personal information (as that term is defined under applicable privacy legislation, including, without limitation, the Personal Information Protection and Electronic Documents Act (Canada) and any other applicable similar replacement or supplemental provincial or federal legislation or laws in effect from time to time) for the purpose of completing the Purchaser’s subscription. The Purchaser acknowledges and consents to the Company retaining the personal information for so long as permitted or required by applicable law or business practices. The Purchaser further acknowledges and consents to the fact that the Company may be required by applicable securities laws, stock exchange rules and/or the Investment Industry Regulatory Organization of Canada rules to provide regulatory authorities any personal information provided by the Purchaser respecting itself (and any beneficial Purchaser for which the Purchaser is contracting hereunder). The Purchaser represents and warrants that it has the authority to provide the consents and acknowledgements set out in this paragraph on behalf of all beneficial purchasers for which the Purchaser is contracting.

The Company acknowledges and agrees that the representations contained in this Section 3.2 shall not modify, amend or affect such Purchaser’s right to rely on the Company’s representations and warranties contained in this Agreement or any representations and warranties contained in any other Transaction Document or any other document or instrument executed and/or delivered in connection with this Agreement or the consummation of the transactions contemplated hereby. Notwithstanding the foregoing, for the avoidance of doubt, nothing contained herein shall constitute a representation or warranty, or preclude any actions, with respect to locating or borrowing shares in order to effect Short Sales or similar transactions in the future.

ARTICLE IV.
OTHER AGREEMENTS OF THE PARTIES

4.1      Transfer Restrictions.

 (a)     The Securities may only be disposed of in compliance with state and federal securities laws. In connection with any transfer of Securities other than pursuant to an effective registration statement or Rule 144, to the Company or to an Affiliate of a Purchaser or in connection with a pledge as contemplated in Section 4.1(b), the Company may require the transferor thereof to provide to the Company an opinion of counsel selected by the transferor and reasonably acceptable to the Company, the form and substance of which opinion shall be reasonably satisfactory to the Company, to the effect that such transfer does not require registration of such transferred Securities under the Securities Act. As a condition of transfer, any such transferee shall agree in writing to be bound by the terms of this Agreement and the Registration Rights Agreement and shall have the rights and obligations of a Purchaser under this Agreement and the Registration Rights Agreement.

 (b)     The Purchasers agree to the imprinting, so long as is required by this Section 4.1, of legend on any of the Securities in the following form:

 (i)     THIS SECURITY HAS NOT BEEN REGISTERED WITH THE SECURITIES AND EXCHANGE COMMISSION OR THE SECURITIES COMMISSION OF ANY STATE IN RELIANCE UPON AN EXEMPTION FROM REGISTRATION UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE “SECURITIES ACT”), AND, ACCORDINGLY, MAY NOT BE OFFERED OR SOLD EXCEPT PURSUANT TO AN EFFECTIVE REGISTRATION STATEMENT UNDER THE SECURITIES ACT OR PURSUANT TO AN AVAILABLE EXEMPTION FROM, OR IN A TRANSACTION NOT SUBJECT TO, THE REGISTRATION REQUIREMENTS OF THE SECURITIES ACT AND IN ACCORDANCE WITH APPLICABLE STATE SECURITIES LAWS. THIS SECURITY MAY BE PLEDGED IN CONNECTION WITH A BONA FIDE MARGIN ACCOUNT WITH A REGISTERED BROKER-DEALER OR OTHER LOAN WITH A FINANCIAL INSTITUTION THAT IS AN “ACCREDITED INVESTOR” AS DEFINED IN RULE 501(a) UNDER THE SECURITIES ACT OR OTHER LOAN SECURED BY SUCH SECURITIES.

 (c)     Certificates evidencing the Shares, Warrant Shares and Conversion Shares shall not contain any legend (including the legend set forth in Section 4.1(b) hereof), (i) while a registration statement (including the Registration Statement) covering the resale of such security is effective under the Securities Act, (ii) following any sale of such Shares or Warrant Shares or Conversion Shares pursuant to Rule 144, or if such legend is not required under applicable requirements of the Securities Act (including judicial interpretations and pronouncements issued by the staff of the Commission). The Company shall cause its counsel to issue a legal opinion to the Transfer Agent or the Purchaser if required by the Transfer Agent to effect the removal of the legend hereunder, or if requested by a Purchaser, respectively.

4.2      Form D; Blue Sky Filings. The Company agrees to timely file a Form D with respect to the Securities as required under Regulation D and to provide a copy thereof, promptly upon request of any Purchaser. The Company shall take such action as the Company shall reasonably determine is necessary in order to obtain an exemption for, or to qualify the Securities for, sale to the Purchasers at the Closing under applicable securities or “Blue Sky” laws of the states of the United States, and shall provide evidence of such actions promptly upon request of any Purchaser.

4.3      Warrant Exercise Procedures. The form of Notice of Exercise included in the Warrants set forth the totality of the procedures required of the Purchasers in order to exercise the Warrants. No additional legal opinion, other information or instructions shall be required of the Purchasers to exercise their Warrants. Without limiting the preceding sentences, no ink-original Notice of Exercise shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Exercise form be required in order to exercise the Warrants. The Company shall honor exercises of the Warrants and shall deliver Warrant Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.4      Note Conversion Procedures. The form of Notice of Conversion included in the Notes set forth the totality of the procedures required of the Purchasers in order to convert the Notes. No additional legal opinion, other information or instructions shall be required of the Purchasers to Convert their Notes. Without limiting the preceding sentences, no ink-original Notice of Conversion shall be required, nor shall any medallion guarantee (or other type of guarantee or notarization) of any Notice of Conversion form be required in order to convert the Notes. The Company shall honor conversion of the Notes and shall deliver Conversion Shares in accordance with the terms, conditions and time periods set forth in the Transaction Documents.

4.5      Compliance with Withholding and Other Requirements. The Corporation shall comply with all withholding tax and information reporting requirements that it is required to comply with under applicable law (including the Code and the U.S. Treasury regulations issued thereunder) in respect of any payment on, or in respect of, the Notes. By acceptance of any Note issued hereunder, unless otherwise prohibited by law, each Purchaser is deemed to agree to provide to the Corporation any information or certification that may be required under applicable law with respect to withholding, backup withholding or information reporting (including the Noteholder Tax Identification Information, and, to the extent any FATCA Withholding Tax is applicable, the Noteholder FATCA Information), and update or replace such form, information or certification in accordance with its terms or its subsequent amendments to the extent necessary. Failure of a Purchaser to provide the Corporation with required tax certificates and information may result in amounts of tax being withheld from the payment to such Purchaser. In order to comply with the laws, rules, regulations and executive orders in effect from time to time, including those relating to the funding of terrorist activities and money laundering (collectively, “Applicable Regulations”), the Corporation, is required to obtain, verify and record certain information relating to individuals and entities which maintain a business relationship with the Corporation. Accordingly, each of the Purchasers agrees to provide the Corporation, upon its request from time to time, such identifying information and documentation as may be necessary in order to enable the Corporation to comply with such Applicable Regulations.

ARTICLE V.
MISCELLANEOUS

5.1      Fees and Expenses. Except as expressly set forth in the Transaction Documents to the contrary, each party shall pay the fees and expenses of its advisers, counsel, accountants and other experts, if any, and all other expenses incurred by such party incident to the negotiation, preparation, execution, delivery and performance of this Agreement. The Company shall pay all Transfer Agent fees (including, without limitation, any fees required for same-day processing of any instruction letter delivered by the Company and any exercise notice delivered by a Purchaser), stamp taxes and other taxes and duties levied in connection with the delivery of any Securities to the Purchasers.

5.2      Entire Agreement. The Transaction Documents, together with the exhibits and schedules thereto, contain the entire understanding of the parties with respect to the subject matter hereof and thereof and supersede all prior agreements and understandings, oral or written, with respect to such matters, which the parties acknowledge have been merged into such documents, exhibits and schedules.

5.3      Notices. Any and all notices or other communications or deliveries required or permitted to be provided hereunder shall be in writing and shall be deemed given and effective on the earliest of: (a) the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto at or prior to 5:30 p.m. (New York City time) on a Business Day, (b) the next Business Day after the date of transmission, if such notice or communication is delivered via facsimile at the facsimile number or email attachment at the email address as set forth on the signature pages attached hereto on a day that is not a Trading Day or later than 5:30 p.m. (New York City time) on any Business Day, (c) the second (2nd) Business Day following the date of mailing, if sent by U.S. nationally recognized overnight courier service or (d) upon actual receipt by the party to whom such notice is required to be given. The address for such notices and communications shall be as set forth on the signature pages attached hereto. To the extent that any notice provided pursuant to any Transaction Document constitutes, or contains material, non-public information regarding the Company or any of the Subsidiaries, the Company shall simultaneously file such notice with the Commission pursuant to a Current Report on Form 8-K.

5.4      Amendments; Waivers. No provision of this Agreement may be waived, modified, supplemented or amended except in a written instrument signed, in the case of an amendment, by the Company and the Purchasers which purchased at least 50.1% in interest of the Shares based on the initial Subscription Amounts hereunder or, in the case of a waiver, by the party against whom enforcement of any such waived provision is sought, provided that if any amendment, modification or waiver disproportionately and adversely impacts a Purchaser (or group of Purchasers), the consent of such disproportionately impacted Purchaser (or group of Purchasers) shall also be required. No waiver of any default with respect to any provision, condition or requirement of this Agreement shall be deemed to be a continuing waiver in the future or a waiver of any subsequent default or a waiver of any other provision, condition or requirement hereof, nor shall any delay or omission of any party to exercise any right hereunder in any manner impair the exercise of any such right. Any proposed amendment or waiver that disproportionately, materially and adversely affects the rights and obligations of any Purchaser relative to the comparable rights and obligations of the other Purchasers shall require the prior written consent of such adversely affected Purchaser. Any amendment effected in accordance with this Section 5.4 shall be binding upon each Purchaser and holder of Securities and the Company

5.5      Headings. The headings herein are for convenience only, do not constitute a part of this Agreement and shall not be deemed to limit or affect any of the provisions hereof.

5.6      Successors and Assigns. This Agreement shall be binding upon and inure to the benefit of the parties and their successors and permitted assigns. The Company may not assign this Agreement or any rights or obligations hereunder without the prior written consent of each Purchaser (other than by merger). Any Purchaser may assign any or all of its rights under this Agreement to any Person to whom such Purchaser assigns or transfers any Securities, provided that such transferee agrees in writing to be bound, with respect to the transferred Securities, by the provisions of the Transaction Documents that apply to the “Purchasers.”

5.7      No Third-Party Beneficiaries. The Placement Agent shall be the third party beneficiary of the representations and warranties of the Company in Section 3.1 and the representations and warranties of the Purchasers in Section 3.2. This Agreement is intended for the benefit of the parties hereto and their respective successors and permitted assigns and is not for the benefit of, nor may any provision hereof be enforced by, any other Person, except as otherwise set forth in this Section 5.7.

5.8      Governing Law. All questions concerning the construction, validity, enforcement and interpretation of the Transaction Documents shall be governed by and construed and enforced in accordance with the internal laws of the State of New York, without regard to the principles of conflicts of law thereof. Each party agrees that all legal Proceedings concerning the interpretations, enforcement and defense of the transactions contemplated by this Agreement and any other Transaction Documents (whether brought against a party hereto or its respective affiliates, directors, officers, shareholders, partners, members, employees or agents) shall be commenced exclusively in the state and federal courts sitting in the City of New York. Each party hereby irrevocably submits to the exclusive jurisdiction of the state and federal courts sitting in the City of New York, Borough of Manhattan for the adjudication of any dispute hereunder or in connection herewith or with any transaction contemplated hereby or discussed herein (including with respect to the enforcement of any of the Transaction Documents), and hereby irrevocably waives, and agrees not to assert in any Proceeding, any claim that it is not personally subject to the jurisdiction of any such court, that such Proceeding is improper or is an inconvenient venue for such Proceeding. Each party hereby irrevocably waives personal service of process and consents to process being served in any such Proceeding by mailing a copy thereof via registered or certified mail or overnight delivery (with evidence of delivery) to such party at the address in effect for notices to it under this Agreement and agrees that such service shall constitute good and sufficient service of process and notice thereof. Nothing contained herein shall be deemed to limit in any way any right to serve process in any other manner permitted by law. If any party shall commence a Proceeding to enforce any provisions of the Transaction Documents, then the prevailing party in such Proceeding shall be reimbursed by the non-prevailing party for its reasonable attorneys’ fees and other costs and expenses incurred with the investigation, preparation and prosecution of such Proceeding.

5.9      Survival. The representations and warranties contained herein shall survive the Closing and the delivery of the Securities.

5.10      Execution. This Agreement may be executed in two or more counterparts, all of which when taken together shall be considered one and the same agreement and shall become effective when counterparts have been signed by each party and delivered to each other party, it being understood that the parties need not sign the same counterpart. In the event that any signature is delivered by facsimile transmission or by e-mail delivery of a “.pdf” format data file, such signature shall create a valid and binding obligation of the party executing (or on whose behalf such signature is executed) with the same force and effect as if such facsimile or “.pdf” signature page were an original thereof.

5.11      Severability. If any term, provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction to be invalid, illegal, void or unenforceable, the remainder of the terms, provisions, covenants and restrictions set forth herein shall remain in full force and effect and shall in no way be affected, impaired or invalidated, and the parties hereto shall use their commercially reasonable efforts to find and employ an alternative means to achieve the same or substantially the same result as that contemplated by such term, provision, covenant or restriction. It is hereby stipulated and declared to be the intention of the parties that they would have executed the remaining terms, provisions, covenants and restrictions without including any of such that may be hereafter declared invalid, illegal, void or unenforceable.

5.12      Replacement of Securities. If any certificate or instrument evidencing any Securities is mutilated, lost, stolen or destroyed, the Company shall issue or cause to be issued in exchange and substitution for and upon cancellation thereof (in the case of mutilation), or in lieu of and substitution therefor, a new certificate or instrument, but only upon receipt of evidence reasonably satisfactory to the Company of such loss, theft or destruction. The applicant for a new certificate or instrument under such circumstances shall also pay any reasonable third-party costs (including customary indemnity) associated with the issuance of such replacement Securities.

5.13      Independent Nature of Purchasers’ Obligations and Rights. The obligations of each Purchaser under any Transaction Document are several and not joint with the obligations of any other Purchaser, and no Purchaser shall be responsible in any way for the performance or non-performance of the obligations of any other Purchaser under any Transaction Document. Nothing contained herein or in any other Transaction Document, and no action taken by any Purchaser pursuant hereto or thereto, shall be deemed to constitute the Purchasers as a partnership, an association, a joint venture or any other kind of entity, or create a presumption that the Purchasers are in any way acting in concert or as a group with respect to such obligations or the transactions contemplated by the Transaction Documents. Each Purchaser shall be entitled to independently protect and enforce its rights, including, without limitation, the rights arising out of this Agreement or out of the other Transaction Documents, and it shall not be necessary for any other Purchaser to be joined as an additional party in any Proceeding for such purpose. Each Purchaser has been represented by its own separate legal counsel in its review and negotiation of the Transaction Documents. The Company has elected to provide all Purchasers with the same terms and Transaction Documents for the convenience of the Company and not because it was required or requested to do so by any of the Purchasers. It is expressly understood and agreed that each provision contained in this Agreement and in each other Transaction Document is between the Company and a Purchaser, solely, and not between the Company and the Purchasers collectively and not between and among the Purchasers.

5.14      Saturdays, Sundays, Holidays, etc. If the last or appointed day for the taking of any action or the expiration of any right required or granted herein shall not be a Business Day, then such action may be taken or such right may be exercised on the next succeeding Business Day.

5.15      Construction. The parties agree that each of them and/or their respective counsel have reviewed and had an opportunity to revise the Transaction Documents and, therefore, the normal rule of construction to the effect that any ambiguities are to be resolved against the drafting party shall not be employed in the interpretation of the Transaction Documents or any amendments thereto. In addition, each and every reference to share prices and shares of Common Stock in any Transaction Document shall be subject to adjustment for reverse and forward stock splits, stock dividends, stock combinations and other similar transactions of the Common Stock that occur after the date of this Agreement.

5.16      WAIVER OF JURY TRIAL. IN ANY ACTION, SUIT, OR PROCEEDINGIN ANY JURISDICTION BROUGHT BY ANY PARTY AGAINST ANY OTHERPARTY, THE PARTIES EACH KNOWINGLY AND INTENTIONALLY, TO THE GREATEST EXTENT PERMITTED BY APPLICABLE LAW, HEREBY ABSOLUTELY, UNCONDITIONALLY, IRREVOCABLY AND EXPRESSLY WAIVES FOREVER TRIAL BY JURY.

(Signature Pages Follow)

IN WITNESS WHEREOF, the parties hereto have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

INTELGENX TECHNOLOGIES CORP.			Address for Notice:

By:			Email:
	Name:	Horst G. Zerbe	Fax:
	Title:	President and CEO
With a copy to (which shall not constitute notice):

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

[PURCHASER SIGNATURE PAGES TO IGXT SECURITIES PURCHASE AGREEMENT]

IN WITNESS WHEREOF, the undersigned have caused this Securities Purchase Agreement to be duly executed by their respective authorized signatories as of the date first indicated above.

Name of Purchaser:______________________________________________________________________________________________________________________________________________________________________

Signature of Authorized Signatory of Purchaser: ______________________________________________________________________________________________________________________________________________

Name of Authorized Signatory: ____________________________________________________________________________________________________________________________________________________________

Title of Authorized Signatory: _____________________________________________________________________________________________________________________________________________________________

Email Address of Authorized Signatory: ______________________________________________________________________________________________________________________________________________________

Facsimile Number of Authorized Signatory: _____________________________________________________________________________________________________________________________________________________

Address for Notice to Purchaser:

Address for Delivery of Securities to Purchaser (if not same as address for notice):

Subscription Amount: $_________________

Shares: _________________

Warrants: __________________

Aggregate Principal Amount of Notes: $________________

EIN Number: _______________________

Number and kind of securities of the Company held, directly or indirectly, by the Purchaser or over which the Purchaser has control or direction (including convertible securities): ___________________

State whether Purchaser is an Insider of the Company:	Yes [ ]	No	[ ]

State whether Purchaser is a Registrant:	Yes [ ]	No	[ ]

(Note: A Registrant means a dealer, adviser, investment fund manager, an ultimate designated person or chief compliance officer as those terms are used pursuant to applicable securities laws, or a person registered or otherwise required to be registered under applicable securities laws)

APPENDIX A

Wire Instructions

Cantone Research, Inc. Escrow Account for IGXT

Account number 4333839003

Routing number 031201360

TD Bank

500 Shrewsbury Ave Tinton Falls, NJ 07724

Telephone: 732-212-6900

Reference: (name of investor)

APPENDIX B

A.      GENERAL INFORMATION. (Please print or type, attach additional information on separate sheets if necessary.)

1.      Name of Purchaser (for corporations, partnerships, limited liability companies or trusts, please give name of entity and name of authorized individual completing this Purchaser Questionnaire):

                                                      _______________________________________________________________________________________________________________

Home or Principal Business Address _______________________________________________________________

                                                                  _______________________________________________________________

Date of Birth/Organization:______________________________________U.S. Citizen:__________ Yes_________ No

Occupation or Principal Business: __________________________________________________________________

Social Security/Tax I.D. No.: ______________________________________________________________________

Employer: ____________________________________________________________________________________

2.     For Purchasers Other Than Individuals

In order to establish that the Purchaser is authorized to invest in the SECURITIES, please furnish the following:

a.      A partnership must attach to this Purchaser Questionnaire a copy of its partnership agreement.

b.      A limited partnership or limited liability company must attach to this Purchaser Questionnaire a copy of its limited partnership agreement or operating agreement.

c.      A corporation must attach to this Purchaser Questionnaire a certified copy of a resolution of the board of directors showing that the corporation is authorized to make this investment and that the person who is signing any of the Subscription Documents is authorized to do so.

d.     A trust must attach to this Purchaser Questionnaire a copy of the trust agreement.

3.      Investment Decision

If the Purchaser is a partnership, did each partner elect whether he will participate in the partnership's investment in the SECURITIES? _____Yes _______No

If the answer is "yes," please state the number of partners who elected to participate in this investment: _______

B.      FINANCIAL INFORMATION

I understand that the representations contained in this Part B are made for the purpose of qualifying me as an "accredited investor." I hereby represent that the statement or statements marked below are true and correct in all respects. I understand that a false representation may constitute a violation of law, and that any person who suffers damage as a result of a false representation may have a claim against me for damages.

PLEASE INDICATE EACH CATEGORY OF ACCREDITED INVESTOR THAT YOU SATISFY BY PLACING AN "X" ON THE APPROPRIATE LINE BELOW.

Category I.	_____

I am an individual (not a partnership, corporation, trust, etc.) whose individual net worth or joint net worth with my spouse, presently exceeds $1,000,000, excluding the value of my personal residence and any indebtedness on such personal residence in excess of its fair market value.

Explanation. In calculating net worth you may include equity in personal property and real estate, not including your principal residence, cash, short-term investments, stock, and other securities. Equity in personal property and real estate should be based on the fair market value of such property less debt secured by such property.

Category II.	_____

I am an individual (not a partnership, corporation, trust, etc.) who had an individual income in excess of $200,000 (excluding income of spouse) in each of the two most recent years, or joint income with that person's spouse in excess of $300,000 in each of those years, and have a reasonable expectation of reaching the same income level in the current year.

Explanation. Individual income means adjusted gross income, as reported for federal income tax purposes, less any income earned by a spouse or by property owned by a spouse, increased by the following amounts (but not including any amounts earned by a spouse or by property owned by a spouse); (i) the amount of any tax exempt interest income received, (ii) the amount of losses claimed as a limited partner in a limited partnership, (iii) any deduction claimed for depletion, and (iv) any amounts by which income from long-term capital gains have been reduced in arriving at adjusted gross income pursuant to the provisions of Section 1202 of the Internal Revenue Code.

Place an "X" in the appropriate spaces below:

I anticipate income in 2018 in the range of:	My income in 2017 was:

_____ $200,000 to $250,000	___ $200,000 to $250,000
_____ $251,000 to $300,000	___ $251,000 to $300,000
_____ over $300,000	___ over $300,000

My income in 2016 was:
_____ $200,000 to $250,000
_____ $251,000 to $300,000
_____ over $300,000

We anticipate income in 2018 in the range of:	Our income in 2017 was:
_____ $300,000 to $350,000	_____ $300,000 to $350,000
_____ $351,000 to $400,000	_____ $351,000 to $400,000
_____ over $400,000	_____ over $400,000

Our income in 2016 was:
_____ $300,000 to $350,000
_____ $351,000 to $400,000
_____ over $400,000

Category III.	_____	I am a director or executive officer of the Company or its Affiliates.

Category IV.	_____	The undersigned is (Check One):

_____	a. A bank (as defined in Section 3(a)(2) of the 1933Act).
_____	b. An insurance company (as defined in Section 2(13) of the Securities Act of 1933).
_____	c. An investment company registered under the Investment Company Act of 1940.
_____	d. A business development company as defined in Section 2(a)(48) of the Investment Company Act of 1940.
e. A Small Business Investment Company licensed by the U.S. Small Business Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.
_____

f.     An employee benefit plan within the meaning of Title I of Employee Retirement Income Security Act of 1974 ("ERISA") whose investment decision to purchase the Shares is made by a plan fiduciary, as defined in Section 3(21) of ERISA, that is either a bank, a savings and loan association, an insurance company, or a registered investment advisor.

_____

g.     An employee benefit plan within the meaning of Title I of ERISA with total assets in excess of $5,000,000, or if a self-directed plan, with investment decisions made solely by persons that are accredited investors.

_____	h. A private business development company as defined in Section 202(a)(22) of the Investment Advisers Act of 1940.

_____

i.     An organization described in Section 501(c)(3) of the Internal Revenue Code (tax exempt organization), corporation, Massachusetts or similar business trust, or partnership, not formed for the specific purpose of acquiring the securities offered, having total assets in excess of $5,000,000.

_____	j. A savings and loan association or other institution (as defined in Section 3(a)(5) of the Securities Act of 1933) whether acting in its individual or fiduciary capacity.
_____	k. A Broker/Dealer registered pursuant to Section 15 of the Securities Exchange Act of 1934.
_____

l.     A Trust, with total assets in excess of $5,000,000, not formed for the specific purpose of acquiring the securities offered, whose purchase is directed by a sophisticated person, who either alone or with my purchase representative(s) has such knowledge and experience in financial and business matters that I am capable of evaluating the merits and risks of the investment.

Category V.	_____	The undersigned is an entity all the equity owners of which are "accredited investors" within one or more of the above categories (excluding, however, Category IV). Note: An irrevocable trust cannot qualify under this category. The equity owners of a revocable trust are its grantors. If relying upon this category alone, each equity owner must complete a separate copy of this Purchaser Questionnaire.

(Describe nature of, and beneficial ownership in, the entity)

[REMAINDER OF PAGE INTENTIONALLY LEFT BLANK
SIGNATURE PAGE FOR PURCHASER FOLLOWS]

For Execution by Individual Investor(s):
(Each joining investor must sign)

Date:______________ , 201__

Signature of Purchaser	Please print name

Signature of Purchaser	Please print name

For Execution by Person Making Investment Decision for Corporate, Company, Limited partnership or Trust Investor:

Name of Purchaser: ______________________________________________

By: __________________________________________________________

_____________________________________________________________
Print or type name and title of person making investment decision

_____________________________________________________________
Signature of person making the investment decision on behalf of the Purchaser